Exhibit 99.3

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2006 Guidance	[LOGO]

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building value, enhancing lives

January 2006

[LOGO]

Safe Harbor

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding industry trends, the Company’s growth prospects and product development plans and the potential for future acquisitions. These forward-looking statements are subject to certain risks, uncertainties and other factors, including the Company’s ability to comply with various regulatory, customer and other standards; the impact of competition; changes in government and industry mandated regulations or customer specifications; and changes in the markets or customers’ demand for the Company’s products and services, which could cause actual results to differ materially. Additional information on factors that could potentially affect the Company or its financial results may be found in the Company’s filings with the Securities and Exchange Commission.

Pro Forma Disclosure Comment

This presentation will include discussion of “non-GAAP financial measures” as that term is defined in Regulation G.  For actual results, the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the company’s financial results prepared in accordance with GAAP have been posted on the company’s Investor Relations webpage at www.serologicals.com.

Today’s Overriding Message

•                  Serologicals is a high-growth company that consistently outperforms its peers and markets

•                  Our strategy:

•                  Focus on select, high-growth markets where Serologicals can achieve and strengthen its leadership position

•                  Sustain leadership in product development and customer relationship management to drive revenue and profitability growth

•                  Continuously dedicate efforts to identify new opportunities to streamline operations, becoming leaner and more efficient

Our Business Model

1.              Identify attractive select markets

•                  research

•                  bioprocessing

2.              Develop “best in class” products / tools / services

•                  internal

•                  acquisitions

•                  licensing / collaborations

3.              Leverage infrastructure

•                  sales force

•                  R&D

•                  facilities

4.              Result: High growth, high margins, high shareowner value

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Serologicals in Action – A New Company

Last 5 years

Number of acquisitions	5

Amount invested in acquisitions & infrastructure	>$400M

R&D staff additions	150+

Commercial staff additions (includes customer service & technical support)	165

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The Foundation for Continued Success

60% Research

•                  Broad portfolio and customer base

•                  ~ 11,000 products

•                  Proprietary  70% revenues

•                  Leadership in:

•                  Kinases

•                  Neuroscience

•                  Stem cell research

•                  Nuclear function

•                  Antibodies

•                  Pioneer of kinase selectivity screening services

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2006 Revenue Outlook

40% Bioprocessing

•                  Heavily concentrated customer and product base

•                  Proprietary  90% revenues

•                  EX-CYTE® franchise

•                  Probumin™ - Proprietary BSA

•                  Incelligent™ - Recombinant human insulin

•                  MonoSera™ MAbs used in blood typing reagents

Extraordinary Financial Performance

Revenues ($M)	Pro forma EPS Continuing Operations ($)

[CHART]	[CHART]

(1)       Midpoint of guidance range

Impressive Organic Growth

Strong and Sustainable Organic Growth of 15% (1)

Key Drivers of Organic Growth

•                  Highest new product development and commercialization productivity in the industry

•                  Sustaining leadership

•                  Kinase profiling and assays

•                  Nuclear function

•                  Stem cells

•                  Drug discovery

•                  Cell culture supplements

•                  Worldwide sales and distribution network

•                  Heavily U.S. penetrated

•                  Direct in Europe

•                  Building foundation in Asia Pacific

(1)       CAGR 2003 - 2005

2005 in Review

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2005 Guidance Reaffirmed

Revised 2005 Guidance

Revenue	$265.0 - $270.0M	13% organic growth v. 2004

Pro forma EPS	$0.92 - $0.95	18% growth v. 2004

We Plan to Meet or Exceed 2005 Guidance

Key Accomplishments in 2005

•                  Introduced innovative products and broadened product portfolio

•                  Expanded kinase assays and panel offerings

•                  Introduced Onco-CYTE™ to the EX-CYTE® franchise

•                  Acquired UCOE gene expression technology

•                  Increased value of new products released through kits and higher-value added applications (1)

•                  Dramatically increased new product introductions by 44%

•                  1730 new products in 2005 vs. 1207 in 2004

•                  Improved revenue per product by ~9%

•                  $8320 average revenue per product in 2005 vs. $7670 in 2004

•                  Successfully integrated Chemicon and Upstate

•                  Increased gross profits, lower SG&A expenses

(1)       2005 vs. 2004; annual sales LTM

The Results in 2005 – Superior Growth

•                  With a 13% organic growth rate in 2005, we have outperformed the industry:

•                  Global total market for research products growth rate of 5%-6%

•                  NIH funding relatively flat

•                  Pharma pre-clinical expenditures growth rate of ~ 15%

•                  Total cell culture market growth rate of ~ 10%

•                  Grew >2-fold faster than key research competitors

Company	2005 Est. Growth Rates
Serologicals	13%
Competitors	3-8% organic growth

•                  Key areas of strength for research include: (1)

Product Segments	Geographical Areas
• Drug Discovery 82%	• No. America 15%
• Nuclear Function 19%	• Europe 18%
• Stem Cells 15%	• Asia/Pacific 28%

(1)  2005 9 mos YTD

2006 Outlook

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2006 Guidance

Continue High Revenue and Earnings Growth

	2005 Guidance Pro Forma	2006 Guidance Pro Forma	Growth
Revenue	$265–270 Million	$295-$305 Million	11%-13%
Earnings Per Share	$0.92-$0.95	$1.12-$1.16	22%
Capital Expenditures	$15 Million	$23 Million	$8 Million
EBITDA	$62-$65 Million	$82-$87 Million	32%-34%

Key Initiatives in 2006

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Research Segment

•                  Focus on drug discovery and new platforms

•                  Expand leadership positions in current drug discovery target offering and identify new ones (e.g., kinases, GPCRs, HDACs, phosphatases)

•                  Identify promising new platforms/technologies that enable our customers to make more informed decisions (e.g., ADMET)

•                  Continue to build our product portfolio

•                  Aggressively grow proprietary stem cell research portfolio

•                  Develop content-rich applications (e.g., multiplexing and other cell based assays)

•                  Become leaner and more efficient

•                  Streamline production and manufacturing

•                  Consolidate customer service to provide single point-of-contact

•                  Develop comprehensive e-commerce solution to better manage customer relationships

•                  Reduce new product development costs

Bioprocessing Segment

•                  Focus on delivering superior service

•                  Dedicate continual resources to our EX-CYTE® customers

•                  Streamline customer distribution process

•                  Continue to strengthen our product portfolio

•                  Develop new products:

•                  Animal-free EX-CYTE®

•                  Recombinant human transferrin

•                  Become leaner and more efficient

•                  Continue process improvements in Kankakee

Our Acquisition Strategy

•                  Short term:  identify additional opportunities in high-growth markets to fill gaps or enter adjacent markets

•                  Long term:  identify opportunities to increase scale and portfolio diversification

•                  All transactions must be accretive

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Plant Rationalization Decisions

•                  We are dedicated to seizing opportunities to reduce expenses and redundancies without compromising our customers’ expectations

•                  Lake Placid Transition

•                  Toronto Plans

•                  Lawrence Plans

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Lake Placid Transition Update

Plan		Benefits

•	Streamlined R&D and administrative functions to Temecula	•	Scientific expertise concentrated in a single location

•	Transfer all manufacturing operations H1 2006	•	Leverages supply chain management skills in Temecula

•	Proceed with personnel transfers/replacements as planned	•	Significant annual cost savings: $5 Million
• Excludes $2-3 Million in savings realized from overhead reductions

Toronto Plans

Plan		Benefits

•	Transition all BSA production and other enzyme products to Kankakee in 1H 2006	•	Avoids $6-8 Million in cap ex spending required for upgrades

•	Write down plant to net realizable value in Q4 2005	•	Improves gross margins: 8-10% points
• Book Value: $17 Million
	• Closure Costs: $2-$3 Million	•	Reduces management diversion by consolidating facilities

EX-CYTE® Update

•                  EX-CYTE® demand continues as expected

•                  4 FDA approved products

•                  2 Phase III products

•                  25+ Early stage projects

•                  Kankakee capacity increased by 50% in 2005

•                  Process improvements streamline and de-bottleneck production

•                  Margins improve by 400-500 basis points

•                  Facility capacity will increase further in 2006

•                  Identified improvements will yield over 100,000 liters per year

•                  Overall capacity will exceed $70.0 Million

Lawrence Plans

Plan

•                  Write down plant to net realizable value in Q4 2005  (NBV: $33 Million)

•                  Prepare facility for sale

•                  Cost of closure: $3 - $4 Million

•                  Continue to identify margin improvement opportunities at Kankakee

•                  Consolidate bioprocessing supply chain activities

•                  Manufacturing

•                  Distribution

Benefits

•                  Meets expanding EX-CYTE® customer demand

•                  Continues to improve gross margins

•                  Improves customer service and distribution

•                  Focuses operational activities within single center of excellence

Investing for the Future

2006 Cap Ex Initiatives

E-Commerce & Other IS Projects	$4.0	M
Temecula Expansion	$5.0	M
Kankakee Expansion & Conversion Projects	$7.0	M
Dundee Capacity Additions	$2.0	M
Maintenance	$5.0	M
Total	$23.0	M

Other Financial Metrics for 2006

Financial Metrics

•                  Free cash flow - $40 Million up 25%

•                  DSO – Improve to 55 days outstanding from 60 days

•                  Return on net assets - 15%+

•                  Stock option expense - $0.04-$0.06 or $3.3 Million pre-tax

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2005 Quarterly Results

2005 Results	Revenue	Pro Forma EPS
Q1	21%	14%
Q2	24%	20%
Q3	25%	29%
Q4	30%	37%

Uses midpoint of 2005 guidance

2006 Guidance

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building value, enhancing lives

January 2006